UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Hancock Whitney Corporation

(Exact name of Registrant as Specified in Its Charter)

Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hancock Whitney Plaza 2510 14th Street
Gulfport, Mississippi		39501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (228) 868-4727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $3.33 PAR VALUE	HWC	The Nasdaq Stock Market LLC
6.25% SUBORDINATED NOTES	HWCPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Hancock Whitney Corporation (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”) on April 29, 2026 in Gulfport, Mississippi. The Annual Meeting was held in a virtual-only format.

At the close of business on March 2, 2026, the record date for the Annual Meeting, the Company had 81,546,524 shares of common stock outstanding and entitled to vote. Of that number, 74,452,585 shares of common stock were represented virtually or by proxy at the Annual Meeting. The Company’s shareholders voted on the following three proposals at the Annual Meeting, casting their votes as described below.

Proposal 1: Election of Directors

Each of the individuals listed below was elected at the Annual Meeting to serve a three-year term on the Company's Board of Directors expiring in 2029, as indicated below.

Nominees for a Three-Year Term	Votes For	Votes Withheld	Broker Non-Votes
Frank E. Bertucci	66,519,775	1,762,745	6,170,065
Constantine S. Liollio	66,490,890	1,791,630	6,170,065
Thomas H. Olinde	65,316,254	2,966,266	6,170,065
Joan C. Teofilo	67,051,852	1,230,668	6,170,065
C. Richard Wilkins	67,057,925	1,224,595	6,170,065

Proposal 2: Advisory Vote on Compensation of Named Executive Officers

Proposal 2 was an advisory vote on compensation of named executive officers as disclosed in the proxy materials for the Annual Meeting. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,398,823	766,283	117,414	6,170,065

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

Proposal 3 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2026. This proposal was approved.

Votes For	Votes Against	Abstentions
74,126,342	298,246	27,997

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK WHITNEY CORPORATION

Date:	April 30, 2026	By:	/s/ Michael M. Achary
Michael M. Achary Chief Financial Officer